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                                  Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Denis Gallant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Crawford Lake Mining Inc., for the fiscal year ended April 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Crawford Lake Mining Inc.

Date:  August 24, 2006

                                              /s/ Denis Gallant
                                              ---------------------------------
                                              Denis Gallant
                                              Secretary, Treasurer and Director
                                              (Principal Financial Officer and
                                               Principal Accounting Officer)